Execution Version

FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”), is made and entered into as of February 1, 2013, by and among Measurement Specialties, Inc., a New Jersey corporation (the “Company”), the other Credit Parties signatory hereto, The Prudential Insurance Company of America and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).

WITNESSETH:

WHEREAS, the Company and the Noteholders are parties to a certain Note Purchase and Private Shelf Agreement, dated as of June 1, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company;

WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to do so;

WHEREAS, the Noteholders that are signatories hereto are all of the Noteholders;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:

1.          Amendments.

(a)          Paragraph 6A of the Note Agreement is hereby amended by replacing clause (ii) thereof in its entirety with the following:

(ii)         the Credit Document Obligations so long as the aggregate principal or committed amount thereof does not exceed $260,000,000;

(b)          Paragraph 10B of the Note Agreement is hereby amended by replacing the definition of “Consolidated EBITDA” in its entirety with the following:

“Consolidated EBITDA” shall mean, with respect to any Person for any fiscal period, without duplication, an amount equal to (a) Consolidated Net Income of such Person for such period, determined in accordance with GAAP, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (v) any other non-cash gains that have been added in determining Consolidated Net Income and (vi) gains due to fluctuations in currency exchange rates, in each case to the extent included in the calculation of Consolidated Net Income of such Person for such period in accordance with GAAP, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) interest expense, (iii) loss from extraordinary items including from export control matters for such period so long as the aggregate amount added back during the term of this Agreement for the export control matters does not exceed $10,000,000, (iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) (v) the amount of non-cash charges (including depreciation and amortization) and non-cash compensation for Equity Interests for such period, (vi) amortized debt discount for such period, (vii) losses due to fluctuations in currency exchange rates, (viii) for any period ending on or before December 31, 2015, non-recurring expenses in an aggregate amount not to exceed $6,000,000 incurred in connection with plant restructurings during the period between January 1, 2013 through and including March 31, 2015, to the extent deducted in calculating Consolidated Net Income and (ix) the amount of any deduction to Consolidated Net Income as the result of any grant to any members of the management of such Person of any Equity Interests, in each case to the extent included in the calculation of Consolidated Net Income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, in determining Consolidated Net Income of a Person there shall be included the income (or deficit) of any other Person (including any Person or division or line of business of a Person acquired pursuant to a Permitted Acquisition) accrued prior to the date it became a subsidiary of, or was merged or consolidated into, or acquired by purchase of assets by, such Person or any of such Person’s subsidiaries, as determined to the reasonable satisfaction of the Required Holders. For purposes of this definition, Consolidated EBITDA for any period shall, for such period, be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property and assets that are the subject of a disposition during such period, or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto. For purposes of this definition, the following items shall be excluded in determining Consolidated Net Income of a Person: (1) the income (or deficit) of any other Person (other than a subsidiary) in which such Person has an ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (2) the undistributed earnings of any subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such subsidiary; (3) any write-up of any asset; (4) any net gain from the collection of the proceeds of life insurance policies; and (5) any net gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person.

2.          Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) reimbursement or payment of its reasonable costs and expenses incurred in connection with this Amendment or the Note Agreement for which invoices have been provided to the Company on or before the date hereof, and (ii) each of the following documents:

(a)           Executed counterparts to this Amendment from the Company, each of the Guarantors and the Noteholders; and

(b)          A copy of a duly executed amendment to the Credit Agreement, in form and substance satisfactory to the Noteholders and their counsel.

3.          Representations and Warranties. To induce the Noteholders to enter into this Amendment, each Credit Party hereby represents and warrants to the Noteholders that:

(a)          The execution, delivery and performance by such Credit Party of this Amendment (i) are within each Credit Party’s organizational powers; (ii) have been duly authorized by all necessary organizational actions and, if required, actions by equity holders; (iii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority; (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries; (v) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries; and (vi) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect;

(b)          This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in any proceeding in equity or at law;

(c)          After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof;

(d)          The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Note Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens;

(e)          As of the date hereof and immediately after giving effect to this Amendment, the Company is in compliance on a Pro Forma Basis with the financial covenants set forth in paragraph 6L of the Note Agreement recomputed as of the last day of the most recently ended fiscal quarter for which financial statements are available;

(f) Since the date of the most recent financial statements of the Company described in paragraph 5A(i) of the Note Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

(g) As of the date hereof, the parties listed as signatories to this Amendment represent a true, correct and complete list of the all the Credit Parties.

4.          Reaffirmations and Acknowledgments.

(a)          Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Company of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty with respect to the indebtedness now or hereafter outstanding under the Note Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, the Subsidiary Guaranty (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Subsidiary Guaranty.

(b)          Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent under the Collateral Documents for the benefit of the Noteholders and other secured parties are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Note Agreement, the Collateral Documents and the other Note Documents.

5.          Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the other Credit Parties party thereto to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.          No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

8.          Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

9.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.         Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.

11.         Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company and the Guarantors, by their respective authorized officers as of the day and year first above written.

COMPANY:

Measurement Specialties, Inc.

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT]

GUARANTORS:

BETATHERM USA, LLC
By: Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

MEASUREMENT SPECIALTIES FOREIGN
HOLDINGS CORPORATION

By:
Name:
Title:

ELEKON INDUSTRIES USA, INC.

By:
Name:
Title:

MEAS US LLC
By: Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

IC SENSORS, INC.

By:
Name:
Title:

ENTRAN DEVICES LLC
By: Measurement Specialties, Inc.,
its Sole Member

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT]

PRESSURE SYSTEMS, INC.

By:
Name:
Title:

TRANSDUCER CONTROLS CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT]

NOTEHOLDERS:

Prudential Investment Management, Inc.

By:
Vice President

The Prudential Insurance Company
of America

By:
Vice President

MTL Insurance Company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

Universal Prudential Arizona
Reinsurance Company

By:	Prudential Investment Management, Inc.,
as investment manager

By:
Vice President

Forethought Life Insurance Company

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:
Vice President

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